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                            CHAPARRAL RESOURCES, INC.
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

                                    CHAPARRAL
                            CHAPARRAL RESOURCES, INC.

                           Notice and Proxy Statement

                               September 10, 2003


Dear Stockholder:

     We are pleased to invite you to the Annual Meeting of Stockholders of Chaparral Resources, Inc. The meeting will be held on October 16, 2003 at 10:00 a.m., Eastern Standard Time, at The Inter-Continental Hotel, 111 East 48th Street, New York, New York 10017.

     At the meeting, you and the other stockholders will be asked to vote on the following:

     1.   the election of six directors to the Board of Directors of Chaparral;
          and

     2. the ratification of the appointment of Ernst & Young as the independent auditors of Chaparral for fiscal year 2003.

     You will also hear an overview of Chaparral's current and prior year operations from senior management to be followed by a question and answer session open to all stockholders. Our Annual Report, which is enclosed with this Proxy Statement, contains other detailed information about Chaparral, including its audited financial statements for the year ended December 31, 2002.

     Stockholders are urged to carefully read this Proxy Statement in its entirety before voting on the proposals. This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about September 10, 2003.

     We hope you can join us on October 16, 2003. Regardless of whether you expect to attend the meeting in person, please read the Proxy Statement. When you have done so, please mark your votes on the enclosed proxy card, sign and date it, and return it to us in the enclosed postage-paid envelope. It is important that your shares be represented, and your promptness will assist us in making necessary preparations for the meeting.


                                                Sincerely,


                                                /s/ Ian Connor
                                                --------------
                                                Ian Connor
                                                Chairman of the Board

                                    CHAPARRAL
                            CHAPARRAL RESOURCES, INC.

                    Notice of Annual Meeting of Stockholders
                           To be held October 16, 2003



     Chaparral Resources, Inc. will hold its Annual Meeting of Stockholders on October 16, 2003 at 10:00 a.m., Eastern Standard Time, at:

                           The Inter-Continental Hotel
                              111 East 48th Street
                            New York, New York 10017

     We are holding this meeting to consider and act upon the following matters that are more fully described in the accompanying Proxy Statement, including proposals to:

     1.   elect six directors to the Board of Directors of Chaparral;

     2. ratify the appointment of Ernst & Young as the independent auditors of Chaparral for fiscal year 2003; and

     3. consider such other business as may properly come before the meeting or any adjournment of the meeting.

     The Board of Directors has selected September 3, 2003 as the record date for determining stockholders entitled to notice of and to vote at the meeting and any adjournment of the meeting. A list of stockholders as of the record date will be available for inspection at the corporate headquarters of Chaparral for ten days before the meeting.

     IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

     A copy of Chaparral's 2002 Annual Report is enclosed. Please read the Annual Report in its entirety.

                                            By Order of the Board of Directors,


                                           /s/ Alan D. Berlin
                                           ------------------
                                           Alan D. Berlin
                                           Secretary
Houston, Texas
September 10, 2003

                                    CHAPARRAL
                            CHAPARRAL RESOURCES, INC.

                         Annual Meeting of Stockholders
                           To Be Held October 16, 2003

     This Proxy Statement is furnished to stockholders of Chaparral for use at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Standard Time, on October 16, 2003, at The Inter-Continental Hotel, 111 East 48th Street, New York, New York 10017, or at any postponements or adjournments of the meeting for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The approximate date on which this Proxy Statement and the enclosed proxy card are first being sent to stockholders is September 10, 2003.

                                TABLE OF CONTENTS
                                                                           Page
General Information..........................................................3
Proposal One: Election of Directors..........................................5
         Nominees 5
         Remuneration of Directors...........................................6
         Recommendation of the Board.........................................6
Certain Relationships and Related Transactions...............................7
Meetings of the Board and its Committees.....................................7
Report of the Audit Committee of the Board of Directors......................8
Beneficial Ownership of Certain Stockholders, Directors, Nominees and
    Executive Officers.......................................................9
Section 16(a) Beneficial Ownership Reporting Compliance......................10
Executive Compensation.......................................................10
         Summary Compensation Table..........................................11
         Aggregated Option/SAR Exercises and Year-End Option/SAR Value
             Table...........................................................11
         Director Interlocks.................................................11
Stock Performance Graph......................................................12
Insider Participation in Compensation Decisions and Compensation Committee
     Report on Executive Compensation........................................12
         Compensation Philosophy.............................................13
         Compensation Structure..............................................13
         Compensation of the Chief Executive Officer.........................13
         Executive Compensation Deductibility................................14
         Compensation Committee Interlocks and Insider Participation.........14
Proposal Two: Ratification of Independent Auditors...........................15
         Recommendation of the Board.........................................15
Other Business...............................................................15
Appendix A - Audit Committee Charter.........................................A-1
Appendix B - Corporate Governance Committee Charter..........................B-1

                               GENERAL INFORMATION

Q:   Who is soliciting my proxy?
A: We, the Board of Directors of Chaparral (the "Board"), are sending you this Proxy Statement in connection with our solicitation of proxies for use at Chaparral's Annual Meeting of Stockholders. Specified directors, officers, and employees of Chaparral may also solicit proxies on our behalf by mail, phone, fax, or in person.

Q:   Who is paying for this solicitation?
A: Chaparral will pay for the solicitation of proxies, including the cost of preparing, assembling, and mailing this Proxy Statement, the proxy card, the Annual Report and all other materials which may be sent to stockholders in connection with this solicitation.

Q:   On what am I voting?
A:   You will have the chance to vote on, specifically:

     o the election of Askar Alshinbayev, Ian Connor, Peter G. Dilling, John Duthie, Alan D. Berlin, and Nikolai D. Klinchev, to the Board; and
     o the ratification of the appointment of Ernst & Young as Chaparral's independent auditors for fiscal year 2003.

Q:   Who can vote?
A: Only holders of Chaparral's Common Stock at the close of business on September 3, 2003, the record date for the Annual Meeting, can vote. If you beneficially owned any Common Stock on the record date, you have one vote per share of Common Stock.

Q:   How do I vote?
A: You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign, and mail the enclosed proxy card in the postage-paid envelope. Granting a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person; by voting in person you will revoke your proxy. You may also revoke your proxy at any time before the vote at the meeting by providing Chaparral's Secretary written notice of your revocation or by submitting a later-dated proxy. If you return your proxy but do not mark your voting preferences, Natalie S. Hairston and Miguel C. Soto, the proxy holders, will vote your shares as follows:

     o    FOR the election of each of the nominees for director; and
     o    FOR the ratification of the appointment of the independent auditors.

Q:   What constitutes a quorum?
A: On the record date, Chaparral had 38,209,502 shares of Common Stock issued and outstanding. In order for the Annual Meeting to be properly held, a majority of the outstanding shares (a quorum) must be present at the meeting or represented by proxy.

Q:   What vote is required to approve each proposal?
A: For the election of directors, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy card marked WITHHOLD AUTHORITY with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For all matters other than the election of directors, the affirmative vote of a majority of the votes cast by person or by proxy at the Annual Meeting is required for approval of such matter. A properly executed proxy marked ABSTAIN with respect to any other matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, if there are any other items on which the stockholders vote at the Annual Meeting, an abstention will have the effect of a negative vote on such other item.

Q:   What if my shares are held in "street name?"
A: If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may only exercise voting discretion with respect to matters deemed routine by NASD, such as the election of directors and the selection of independent auditors. On a non-routine matter, a broker or other nominee cannot cast a vote (a so-called "broker non-vote"). Broker non-votes will not be treated as votes cast, and therefore, will not affect the outcome of the matters referred to above.

Q:   Can I vote on other matters?
A: The matters presented at an annual meeting are limited to those properly presented by the Board and those properly presented by stockholders. We have not received notice from any stockholder as to any matter to come before the Annual Meeting other than as set forth herein. If any other matter is presented at the Annual Meeting, your signed proxy gives Ms. Hairston and Mr. Soto, the proxy holders, authority to vote your shares.

Q:   How does the Board recommend I vote on the proposals?
A: Unless you give other instructions on your proxy card, Ms. Hairston and Mr. Soto, the proxy holders, will vote in accordance with the recommendations of the Board. The Board recommends a vote FOR:

     o    the election of the nominated slate of directors (see page 5); and
     o the ratification of the appointment of the independent auditors (see page 15).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board, or if no recommendation is given, in their own discretion.

Q:   What is the deadline for stockholder proposals for next year's Annual
     Meeting?
A: Stockholders may submit proposals on matters appropriate for stockholder action at future annual meetings by following the rules of the Securities and Exchange Commission. If we do not receive notice of any other matter that a stockholder wishes to raise at our 2004 Annual Meeting by May 14, 2004 and a matter is raised at that meeting, the proxies will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to Chaparral's Secretary: Chaparral Resources, Inc., 16945 Northchase Drive, Suite 1620, Houston, Texas 77060.

Q:   How do I get copies of the exhibits filed with Chaparral's Form 10-K?
A: A copy of Chaparral's Annual Report for 2002, which contains Chaparral's Form 10-K and consolidated financial statements, was delivered to you with this Proxy Statement. Chaparral will provide to any stockholder as of the record date, who so specifically requests in writing, copies of the exhibits filed with Chaparral's Form 10-K for a reasonable fee. Requests for such copies should be directed to Assistant Secretary, Chaparral Resources, Inc., 16945 Northchase Drive, Suite 1620, Houston, Texas 77060. In addition, copies of all exhibits filed electronically by Chaparral may be reviewed and printed from the SEC's website at: WWW.SEC.GOV.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Nominees.

     At the Annual Meeting, you and the other stockholders will elect six individuals to serve as directors until the next annual meeting of stockholders to be held in 2004, until their successors are duly elected or appointed or until their death, resignation, or removal. Each of the nominees is currently a member of the Board.

     The individuals named as proxies will vote the enclosed proxy for the election of all nominees, unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the Annual Meeting, an event that is not presently anticipated, discretionary authority may be exercised by the persons named as proxies to vote for substitute nominees proposed by the Board.

     The nominees for director, each of whom has consented to serve, if elected, are as follows:

Name of Nominee        Director Since      Age           Principal Occupation During the Last 5 Years
---------------        --------------      ---           --------------------------------------------
Ian Connor                  2002            37      Mr. Connor has served as the Chairman of the Board of
                                                    Chaparral since November 2002.  Since April 2001, Mr. Connor has served as a Managing Director of Open Joint Stock
                                                    Company Kazkommertsbank, a commercial bank incorporated in
                                                    Kazakhstan. Prior to joining Kazkommertsbank, Mr. Connor
                                                    held several senior executive positions, including Chief
                                                    Executive Officer at Global Menkul Degerler A.S., an
                                                    Istanbul-based brokerage and investment house, from May 1997 to March 2001.

Nikolai D. Klinchev         2002            45      Mr. Klinchev has been the Chief Executive Officer of
                                                    Chaparral since November 2002.  From June 2002 to November
                                                    2002, he served as Vice President - Business Development of
                                                    Chaparral. Mr. Klinchev has served as the General Director and as a board member of Closed Joint Stock Company
                                                    Karakudukmunai since 1996.  Mr. Klinchev graduated from the
                                                    Institute of Energy in Almaty, Kazakhstan, as a power
                                                    engineer in 1980 and studied production management in St.
                                                    Petersburg (formerly Leningrad), Russia, graduating in 1988.

Askar Alshinbayev           2002            38      Mr. Alshinbayev has served as Managing Director and Chief
                                                    Executive Officer of Central Asian Industrial Holdings, N.V.
                                                    since May 2002.  Since 1998, Mr. Alshinbayev has served as a
                                                    Managing Director of Open Joint Stock Company
                                                    Kazkommertsbank, a commercial bank incorporated in
                                                    Kazakhstan.  From 1994 to 1998, he served as Deputy Chairman of the Management Board of Kazkommertsbank.  Mr. Alshinbayev
                                                    also serves on the Board of Directors of PetroKazakhstan Inc.
                                                    (formerly Hurricane Hydrocarbons Ltd.) and Nelson Resources, Ltd.

                                       5

Name of Nominee        Director Since      Age           Principal Occupation During the Last 5 Years
---------------        --------------      ---           --------------------------------------------

Peter G. Dilling            2002            54      From 1995 to 1997, Mr. Dilling held various positions with
                                                    Chaparral, including Vice Chairman of the Board.  Since
                                                    1999, Mr. Dilling has served as President and Chief
                                                    Executive Officer of Trinidad Exploration and Development,
                                                    Ltd., an oil and gas exploration company.  He has served as
                                                    President and Chief Executive Officer, and as a Director of
                                                    Anglo-African Energy, Inc., an exploration and production
                                                    company, since 1999.  Prior to joining Anglo-African, Mr.
                                                    Dilling was President and a director of M-D International
                                                    Petroleum, Inc., an exploration and production company, from
                                                    1994 to 1997.  Mr. Dilling also serves on the Board of
                                                    Directors of Trinidad Exploration and Development, Ltd.

John Duthie                 2002            60      Since December 2002, Mr. Duthie has owned and operated
                                                    Bowler Hat Ltd., a H.K. based company active in Turkey and the Black Sea region. He also serves as an advisor to PDF, a corporate finance house, and provides financial and
                                                    investment advice to various Turkish and international
                                                    corporations and institutions. Prior to Bowler Hat, he
                                                    served as General Manager for Westdeutsche Landesbank
                                                    Turkey, a commercial bank headquartered in Germany, since
                                                    1994. He previously held various positions with Merrill
                                                    Lynch & Co., a stock brokerage house and investment bank,
                                                    and Deutsche Bank, a commercial bank and financial
                                                    institution.

Alan D. Berlin              2002            63      Since 1995, Mr. Berlin has been a partner of the law firm
                                                    Aitken Irvin Berlin & Vrooman, LLP.  He was engaged in the private practice of law for over five years prior to joining
                                                    Aitken Irvin.  Mr. Berlin served as a Director of Chaparral in 1997 and was the Secretary of Chaparral from January 1996 to August 1997. Since June 1998, he has served the Company in the same position.  From 1985 to 1987, Mr. Berlin was the
                                                    President of the International Division of Belco Petroleum
                                                    Corp. and held various other positions with Belco Petroleum
                                                    Corp. and Belco Oil and Gas Corp. from 1977 to 2001.  Mr.
                                                    Berlin has been appointed an Honorary Associate of the
                                                    Centre for Petroleum and Mineral Law and Policy at the
                                                    University of Dundee, Scotland, and is a member of the
                                                    Association of International Petroleum Negotiators.

Remuneration of Directors.

     During the fiscal year ended December 31, 2002, Chaparral implemented a standard compensation arrangement for its directors, including providing (i) $700 in compensation to each director for each board or committee meeting attended via teleconference, (ii) $1,000 in compensation to each director for each board or committee meeting attended in person, (iii) $2,000 in compensation per day while traveling on Chaparral related business, including board meetings, and (iv) $2,500 in quarterly compensation for serving on Chaparral's Board.

Recommendation of the Board.

     The Board recommends that stockholders vote FOR each of the nominees to serve as directors of Chaparral.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In May 2002, Chaparral received a total equity and debt capital infusion of $45 million, which was used to repay a substantial portion of a loan with Shell Capital, Inc. and finance additional working capital requirements. Chaparral received a total investment of $12 million from Central Asian Industrial Holdings, N.V. ("CAIH"), including $8 million in exchange for 22,925,701 shares, or 60%, of Chaparral's outstanding common stock, and $4 million in exchange for a three year note bearing interest at 12% per annum (the "CAIH Note"). Along with the CAIH Note, CAIH received a warrant to purchase 3,076,923 shares of Chaparral's common stock at $1.30 per share. Additionally, JSC Kazkommertsbank ("Kazkommertsbank"), an affiliate of CAIH, provided Chaparral's 60% own subsidiary Closed Type JSC Karakudukmunay ("KKM") with a credit facility totaling $33 million (the "KKM Credit Facility") bearing interest at 14% per annum. The terms and conditions of the CAIH Note and the KKM Credit Facility are more fully described in Note 11 to Chaparral's consolidated financial statements included as part of the 2002 Annual Report.

                    MEETINGS OF THE BOARD AND ITS COMMITTEES

     During the fiscal year 2002, Chaparral held seven Board meetings. The Board had several committees, including the Compensation Committee, the Audit Committee, the Nominations Committee, and the Corporate Governance Committee. The following discussion details the composition and role of each committee.

     The Compensation Committee recommends cash and non-cash compensation for Chaparral's executives to the full Board and reviews and recommends to the full Board stock plans for adoption by Chaparral for its directors, officers, employees, and consultants. The Compensation Committee is also responsible for developing Chaparral's executive compensation program. The Compensation Committee monitors and grants awards according to Chaparral's executive compensation program and administers Chaparral's 2001 Stock Incentive Plan. During fiscal year 2002, members of the Compensation Committee, which met on one occasion, included Messrs. Jeffs, Grant and Dahl. Messrs. Grant and Dahl resigned effective May 10, 2002 and Mr. Jeffs resigned effective October 28, 2002. Messrs. Alshinbayev, Connor, and Klinchev replaced the departing directors on the Compensation Committee, effective November 5, 2002.

     The Audit Committee oversees Chaparral's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Audit Committee operates pursuant to a written charter (see Appendix A). Chaparral's independent accountants, Ernst & Young, are responsible for expressing an opinion on the conformity of Chaparral's audited financial statements to accounting principles generally accepted in the United States. During fiscal year 2002, members of the Audit Committee included Messrs. Grant and Collins and Judge Burton B. Roberts, all of whom qualified as "independent directors" as defined by NASD Rule 4200(a)(15). Judge Roberts resigned effective January 18, 2002 and was not replaced. Messrs. Grant and Collins resigned effective May 10, 2002 and have been replaced by Messrs. Duthie, Dilling and Berlin, effective November 5, 2002.

     The Nominations Committee has oversight for recruiting and recommending candidates for election to the Board and for evaluating director independence and performance. During fiscal year 2002, the Nominations Committee, consisting of Messrs. Jeffs, Grant and McMillian, met on two occasions. Messrs. Grant and McMillian resigned effective May 10, 2002 and have not been replaced. Mr. Jeffs resigned effective October 28, 2002 and was not replaced. On December 10, 2002, the Board combined the duties and responsibilities of the Nominations Committee into the newly created Corporate Governance Committee. The Nominations Committee was subsequently dissolved.

     On December 10, 2002, the Board established the Corporate Governance Committee to provide oversight on the broad range of issues surrounding the composition and operation of the Board, including identifying individuals qualified to become board members, recommending to the Board director nominees for the next Annual Meeting, and recommending to the Board and overseeing the implementation of corporate governance guidelines. The Corporate Governance Committee also provides assistance to the Board in the areas of committee membership selection, evaluation of the effectiveness of the Board and management, and ongoing consideration of developments in corporate governance practices. The Corporate Governance Committee operates pursuant to a written charter (see Appendix B). The Corporate Governance Committee's goal is to assure that the composition, practices, and operation of the Board contribute to value creation for and effective representation of Chaparral's shareholders. During fiscal year 2002, the Corporate Governance Committee, consisting of Messrs. Berlin, Alshinbayev, Klinchev, and Duthie, met on one occasion.

                        REPORT OF THE AUDIT COMMITTEE OF
                             THE BOARD OF DIRECTORS

     In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in Chaparral's 2002 Annual Report with management, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee met with the independent accountants, with and without management present, to discuss the scope and plans for the audit, results of their examinations, their evaluations of Chaparral's internal controls, and the overall quality of Chaparral's financial reporting. The Audit Committee reviewed with the independent accountants the acceptability of Chaparral's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including those described in the Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, during fiscal year 2002, the Audit Committee discussed with the independent auditors the auditors' independence from management and Chaparral, and received the written disclosures required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee held three meetings during fiscal year 2002.

     Fees paid to Ernst & Young during fiscal year 2002 amounted to $227,138, composed of the following:

     o Audit Fees. Fees for the audit and quarterly reports for the fiscal year ended December 31, 2002 totaled $170,000;
     o Financial Information Systems Design and Implementation. No fees were incurred during the fiscal year ended December 31, 2002 for financial information systems design and implementation; and
     o All Other Fees. All other fees paid to our independent auditors during the fiscal year ended December 31, 2002 totaled $57,138. All non-audit services were compatible with maintaining Ernst & Young's independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                                   Audit Committee of the Board of Directors,
                                          John Duthie, Chairman
                                          Peter G. Dilling
                                          Alan D. Berlin

       BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS, DIRECTORS, NOMINEES,
                             AND EXECUTIVE OFFICERS

     The following table sets forth information as of September 3, 2003, with respect to directors, nominees, named executive officers of Chaparral and each person who is known by Chaparral to own beneficially more than 5% of our Common Stock, and with respect to shares owned beneficially by all directors, nominees, and executive officers of Chaparral as a group. The address for all directors and executive officers of Chaparral is 16945 Northchase Drive, Suite 1620, Houston, Texas 77060.

                                                                                 Amount and Nature of   Percent of
                                                                                 Beneficial Ownership     Common
    Name of Beneficial Owner                      Position                                (1)            Stock (1)
    ------------------------                      --------                                ---            ---------
Central Asian Industrial Holdings,                  --                               26,002,624(2)         62.98%
N.V.
81 Scharlooweg
Curacao, Netherlands Antilles

Allen & Company Incorporated                        --                                5,697,707(3)         14.91%
711 Fifth Avenue
New York, New York 10022

Whittier Ventures, LLC                              --                                4,109,866(4)         10.76%
1600 Huntington Drive
South Pasadena, California 91030

Ian Connor                               Chairman of the Board                               --              *

Nikolai D. Klinchev                      Director and Chief Executive                 1,000,084(5)         2.62%
                                         Officer

Askar Alshinbayev                        Director                                    26,002,624(6)        62.98%

Peter G. Dilling                         Director                                            --              *

John Duthie                              Director                                            --              *

Alan D. Berlin                           Director and Corporate Secretary                   167(7)           *

James A. Jeffs                           Former Chairman and CEO                         10,329(8)           *

John G. McMillian                        Former Co-Chairman and CEO                          --(9)           *

David A. Dahl                            Former Director                                     --(10)          *

Ted Collins, Jr.                         Former Director                                     --(10)          *

Richard L. Grant                         Former Director                                     --(10)          *

Judge Burton B. Roberts                  Former Director                                     --(11)          *

Richard J. Moore                         Vice President - Finance and                        --              *
                                         Chief Financial Officer

Miguel C. Soto                           Treasurer and Controller                            --              *

Michael B. Young                         Former VP - Finance, Treasurer,                  1,835(12)          *
                                         and Chief Financial Officer

All current directors, nominees, and                    --                           27,002,875            65.40%
executive officers as a group (eight
persons)

                                       9

----------
* Represents less than 1% of the shares of Common Stock outstanding.

     (1) Beneficial ownership of Common Stock has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days or acquires such securities with the purpose or effect of changing or influencing the control of Chaparral.
     (2) In accordance with Rule 13d-3(d)(1)(i)(A), includes 3,076,923 shares underlying warrants to purchase shares of Common Stock. Does not include shares owned directly by officers and stockholders of CAIH with respect to which CAIH disclaim beneficial ownership. Officers and stockholders of CAIH may be deemed to beneficially own shares of the Common Stock reported to be beneficially owned directly by CAIH.
     (3) Does not include shares owned directly by officers and stockholders of Allen Holding and Allen & Company with respect to which Allen Holding and Allen & Company disclaim beneficial ownership. Officers and stockholders of Allen Holding and Allen & Company may be deemed to beneficially own shares of the Common Stock reported to be beneficially owned directly by Allen Holding and Allen & Company.
     (4) In accordance with Rule 13d-3(d)(1)(i)(A), includes 334 shares underlying warrants currently exercisable.
     (5) In accordance with Rule 13d-3(d)(1)(i)(A), includes 1,000,000 shares beneficially owned by NK Cayman Limited. Mr. Klinchev has a pecuniary interest in the shares beneficially owned by NK Cayman and has voting power and investment power over such shares and, thus, may be deemed to beneficially own such shares.
     (6) In accordance with Rule 13d-3(d)(1)(i)(A), includes 3,076,923 shares underlying warrants to purchase shares of Common Stock. Mr. Alshinbayev has a pecuniary interest in the shares beneficially owned by CAIH and has voting power and investment power over such shares and, thus, may be deemed to beneficially own such shares.
     (7)  Includes 167 shares owned by Mr. Berlin.
     (8) Mr. Jeffs resigned as the Chairman and Chief Executive Officer of Chaparral effective October 28, 2002.
     (9) Mr. McMillian resigned as the Co-Chairman and Chief Executive Officer of Chaparral effective May 10, 2002.
     (10) Resigned as a director of Chaparral effective May 10, 2002.
     (11) Judge Roberts resigned as a director of Chaparral effective January 18, 2002.
     (12) Includes 668 shares owned by Mr. Young and 1,167 shares underlying currently exercisable options. Mr. Young's employment with Chaparral was terminated effective December 15, 2002.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under U.S. securities laws, directors, executive officers and persons holding more than 10% of Common Stock must report their initial ownership of Common Stock and any changes in that ownership to the SEC. The SEC has designated specific due dates for such reports and Chaparral must identify in this Proxy Statement those persons who did not file such reports when due.

     Based solely upon a review of Forms 3 and 4 and any amendments furnished to Chaparral during our fiscal year ended December 31, 2002, and Form 5 and any amendments furnished to Chaparral with respect to the same fiscal year, we believe that our directors, officers, and greater than 10% beneficial owners complied with all applicable Section 16 filing requirements, except that Whittier Ventures did not file one report representing three transactions.

                             EXECUTIVE COMPENSATION

     The following table shows the compensation paid by Chaparral for services rendered by Mr. McMillian, who was the Chief Executive Officer and Co-Chairman of the Board, Mr. Jeffs who was the Chairman of the Board and Chief Executive Officer of Chaparral, Mr. Young, who was the Vice President - Finance, Treasurer, and Chief Financial Officer of Chaparral, Mr. Klinchev, who is currently the Chief Executive Officer of Chaparral, Mr. Moore, who is currently the Vice President - Finance and Chief Financial Officer of Chaparral, and Mr. Soto, who is currently the Treasurer and Controller of Chaparral. There were no other executive officers of Chaparral whose annual salary and bonus exceeded $100,000 during the fiscal year 2002.


Summary Compensation Table.
                                        Annual Compensation                      Long-Term Compensation
                                -----------------------------------  ------------------------------------------------
                                                                                   Awards                   Payouts
                                                                     ----------------------------------   -----------
                                                          Other                           Securities
       Name and                                           Annual       Restricted         Underlying         LTIP       All Other
  Principal Position    Year    Salary       Bonus     Compensation  Stock Awards ($)  Options/SARs (#)   Payouts ($)  Compensation
  ------------------    ----    ------       -----     ------------  ----------------  ----------------   -----------  ------------
Nikolai D. Klinchev     2002  $164,500(1)     --           --              --                --               --           --
  Chief Executive
  Officer (11/02 to
  Present)
Richard J. Moore        2002  $164,500(2)  $90,000(2)      --              --                --               --           --
  VP-Finance and
  Chief Financial
  Officer (11/02 to
  Present)
Miguel C. Soto          2002  $116,933(3)  $35,000(3)      --              --                --               --           --
  Treasurer and
  Controller (11/02
  to present)
John G. McMillian       2002    $58,500       --           --              --                --               --           --
   Chief Executive      2001  $162,000(4)     --           --              --                --               --           --
   Officer (1/99 to     2000   $137,500       --           --              --                --               --           --
   5/02)
James A. Jeffs          2002   $130,250       --           --              --                --               --           --
   Co-Chairman and      2001  $162,000(5)     --           --              --                --               --           --
   Chief Executive
   Officer
   (1/99 to 10/02)
Michael B. Young        2002   $162,000     $21,000        --              --                --               --        $81,000(6)
   VP-Finance and       2001   $162,000       --           --              --                --               --           --
   Chief Financial      2000   $150,000       --           --              --                --               --           --
   Officer (6/02 to
   11/02)
----------

     1.   Represents compensation paid to Mr. Klinchev from June 2002 to
          December 31, 2002.
     2.   Represents compensation paid to Mr. Moore from June 2002 to December
          31, 2002. In addition, Mr. Moore received a $90,000 cash bonus during 2002.
     3.   Represents compensation paid to Mr. Soto for the year ended December
          31, 2002. In addition, Mr. Soto received a $35,000 cash bonus during 2002.
     4.   Mr. McMillian received cash compensation of $114,750 in December 31,
          2001. The remaining $47,250 was paid during 2002.
     5.   Mr. Jeffs' did not receive any cash compensation during the year 2001.
          The outstanding balance of $162,000 was paid during 2002.
     6.   Under the terms of his employment agreement, Mr. Young received
          $81,000 in connection with the termination of his employment with Chaparral.

Aggregated Option/SAR Exercises and Year-End Option/SAR Value Table.

                    Number of Securities Underlying     Value of Unexercised In-the-Money
                      Unexercised Options/SARs at                Options/SARs at
                           December 31, 2002                    December 31, 2002
                    -------------------------------     ---------------------------------
       Name           Exercisable   Unexercisable          Exercisable   Unexercisable
       ----           -----------   -------------          -----------   -------------

Michael B. Young         1,167           --                    --             --

     No options were exercised in fiscal year 2002.

Director Interlocks.

     During our last fiscal year, Messrs. Jeffs, who was the Co-Chairman of the Board, and David A. Dahl, a former director, served on the Compensation Committee of the Board and acted as officers or directors to Whittier Ventures or one of its affiliates. Mr. Jeffs is a Vice President of Whittier Ventures and a Director of Whittier Energy Company. Mr. Dahl is President of both Whittier Ventures and Whittier Energy Company. Whittier Ventures currently owns approximately 10.89% of the outstanding common stock. Messrs. Dahl and Jeffs resigned effective May 10, 2002 and October 28, 2002, respectively.

     Messrs. Connor, currently serving as Chaparral's Chairman, and Alshinbayev, serve as directors of Chaparral and each act as an officer or director of CAIH or one of its affiliates. Messrs. Alshinbayev and Connor are managing directors of Kazkommertsbank, an affiliate of CAIH, and serve on the Compensation Committee of the Board. CAIH beneficially owns approximately 63% of Chaparral's outstanding Common Stock. Mr. Klinchev, Chaparral's current Chief Executive Officer, has acted as a Director of KKM since 1996.

                             STOCK PERFORMANCE GRAPH
                 Comparison of Five Year Cumulative Total Return

     The following line graph compares the total returns (assuming reinvestment of dividends) of our Common Stock, the Nasdaq Market Index and the SIC Code Index for the five year period ending December 31, 2002.

                              1997     1998     1999     2000     2001     2002
                              ----     ----     ----     ----     ----     ----
CHAPARRAL RESOURCES, INC.    100.00    13.75     5.25     2.42     1.01     0.67
      SIC CODE INDEX         100.00    80.10    97.85   124.30   114.05   121.59
   NASDAQ MARKET INDEX       100.00   141.04   248.76   156.35   124.64    86.94


                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS
                           AND COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board determined the compensation of the executive officers named in the Summary Compensation Table on page 11 for the years in question. The Compensation Committee has furnished the following report on executive compensation in connection with the Annual Meeting:

Compensation Philosophy.

     As members of the Compensation Committee, it is our duty to administer the executive compensation program for Chaparral. The Compensation Committee is responsible for establishing appropriate compensation goals for the executive officers of Chaparral, evaluating the performance of such executive officers in meeting such goals and making recommendations to the Board with regard to executive compensation. Chaparral's compensation philosophy is to ensure that executive compensation be directly linked to continuous improvements in corporate performance, achievement of specific operation, financial and strategic objectives, and increases in shareholder value. The Compensation Committee regularly reviews the compensation packages of Chaparral's executive officers, taking into account factors which it considers relevant, such as business conditions within and outside the industry, Chaparral's financial performance, the market composition for executives of similar background and experience, and the performance of the executive officer under consideration. The particular elements of Chaparral's compensation programs for executive officers are described below.

Compensation Structure.

     The base compensation for the executive officers of Chaparral named in the Summary Compensation Table is intended to be competitive with that paid in comparable situated industries, taking into account the scope of responsibilities. The goals of the Compensation Committee in establishing Chaparral's executive compensation program are:

     o to compensate the executive officers of Chaparral fairly for their contributions to Chaparral's short, medium and long-term performance; and

     o to allow Chaparral to attract, motivate and retain the management personnel necessary to Chaparral's success by providing an executive compensation program comparable to that offered by companies with which Chaparral competes for management personnel.

     The elements of Chaparral's executive compensation program are annual base salaries, annual bonuses and equity incentives. The Compensation Committee bases its decisions on the scope of the executive's responsibilities, a subjective evaluation of the executive's performance and the length of time the executive has been in the position.

     In June 2001, Chaparral's stockholders approved the 2001 Stock Incentive Plan, which sets aside 2.14 million shares of Chaparral's common stock for issuance to Chaparral's officers, directors, employees, and consultants. Chaparral has not made any grants under the 2001 Stock Incentive Plan as of December 31, 2002.

Compensation of the Chief Executive Officer.

     During fiscal year 2002, Mr. Klinchev served as Chief Executive Officer of Chaparral. In establishing Mr. Klinchev's base salary, the Compensation Committee considered the factors set forth above, including the level of CEO compensation in other publicly owned/similar sized exploration and production companies in the oil and gas industry and Mr. Klinchev's level of involvement in the day-to-day operations of Chaparral.

Executive Compensation Deductibility.

     Chaparral intends that amounts paid under Chaparral's compensation plans generally will be deductible compensation expenses. The Compensation Committee does not currently anticipate that the amount of compensation paid to executive officers will exceed the amounts specified as deductible according to Section 162(m) of the Internal Revenue Code of 1986.

Compensation Committee Interlocks and Insider Participation.

     No executive officer or director of Chaparral serves as an executive officer, director, or member of a compensation committee of any other entity, for which an executive officer, director, or member of such entity is a member of the Board or the Compensation Committee of the Board. There are no other interlocks.

                               Compensation Committee of the Board of Directors,
                                         Ian Connor, Chairman
                                         Askar Alshinbayev
                                         Nikolai D. Klinchev

                                  PROPOSAL TWO
                      RATIFICATION OF INDEPENDENT AUDITORS

     The Board has appointed Ernst & Young, certified public accountants, as auditors to examine the consolidated financial statements of Chaparral for the fiscal years ending December 31, 2002 and 2003, and to perform other appropriate audit and advisory services and is requesting ratification of such appointment by the stockholders. In the event that the stockholders do not ratify the appointment of Ernst & Young, the adverse vote will be considered as a direction to the Board to select other auditors for the next fiscal year. However, because of the difficulty and expense of making any substitution of auditors after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending December 31, 2003 will be permitted to stand, unless the Board finds other reasons for making a change. It is understood that even if the selection of Ernst & Young is ratified, the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of Chaparral and its stockholders.

     Representatives of Ernst & Young will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. This proposal will be approved if it receives the affirmative vote of holders of a majority of the shares of Common Stock voted or represented and entitled to vote at the Annual Meeting.

Recommendation of the Board.

     The Board recommends that stockholders vote FOR the proposal to ratify the appointment of Ernst & Young as Chaparral's independent auditors for fiscal year 2003.


                                 OTHER BUSINESS

     Management knows of no other business to be presented for action at the meeting. If other matters properly come before the meeting or any adjournment of the meeting, the persons named as proxies will vote upon them in accordance with their best judgment.


                                            By Order of the Board of Directors,


                                            /s/ Alan D. Berlin
                                            ------------------
                                            Alan D. Berlin
                                            Secretary

Houston, Texas
September 10, 2003

                                                                      Appendix A

                            CHAPARRAL RESOURCES, INC.
                             AUDIT COMMITTEE CHARTER
                         (Approved as of March 27, 2003)

I.   PURPOSE

     To assist the board of directors in fulfilling its oversight responsibilities for (1) the integrity of the Company's financial statements,
(2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the Company's internal audit function and independent auditors. The audit committee will also prepare the report that SEC rules require be included in the Company's annual proxy statement.

II.  AUTHORITY

     The audit committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

1. Appoint, compensate, and oversee the work of the public accounting firm employed by the organization to conduct the annual audit. This firm will report directly to the audit committee.

2. Resolve any disagreements between management and the auditor regarding financial reporting.

3. Pre-approve all auditing and permitted non-audit services performed by the Company's external audit firm.

4. Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation.

5. Seek any information it requires from employees - all of whom are directed to cooperate with the committee's requests - or external parties.

6. Meet with company officers, external auditors, or outside counsel, as necessary.

7. The committee may delegate authority to subcommittees, including the authority to preapprove all auditing and permitted non-audit services, providing that such decisions are presented to the full committee at its next scheduled meeting.

III. COMPOSITION

     The audit committee will consist of at least three and no more than six members of the board of directors. The board nominating committee will appoint committee members and the committee chair.

     Each committee member will be both independent and financially literate. At least one member shall be designated as the "financial expert," as defined by applicable legislation and regulation. No committee member shall simultaneously serve on the audit committees of more than two other public companies.

IV.  MEETINGS

     The committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele- or video-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will meet separately, periodically, with management, with internal auditors and with external auditors. It will also meet periodically in executive session. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

V.   RESPONSIBILITIES

     The committee will carry out the following responsibilities:

Financial Statements

1. Review significant accounting and reporting issues and understand their impact on the financial statements. These issues include:

     o    Complex or unusual transactions and highly judgmental areas.
     o Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles.
     o The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

2. Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

3. Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management.

4. Discuss the annual audited financial statements and quarterly financial statements with management and the external auditors, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

5. Review disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company's internal controls.

6. Discuss earnings press releases (particularly use of "proforma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made). The audit committee does not need to discuss each release in advance.

Internal Control

1. Consider the effectiveness of the Company's internal control system, including information technology security and control.

2. Understand the scope of internal and external auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

Internal Audit

1. Review with management and the chief audit executive the charter, plans, activities, staffing, and organizational structure of the internal audit function.

2. Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the chief audit executive.

3. Review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

4. On a regular basis, meet separately with the chief audit executive to discuss any matters that the committee or internal audit believes should be discussed privately.

External Audit

1. Review the external auditors' proposed audit scope and approach, including coordination of audit effort with internal audit.

2. Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors.

In performing this review, the committee will:

     o At least annually, obtain and review a report by the independent auditor describing the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Company.
     o    Take into account the opinions of management and internal audit.
     o    Review and evaluate the lead partner of the independent auditor.
     o Present its conclusions with respect to the external auditor to the Board.

3. Ensure the rotation of the lead audit partner every five years and other audit partners every seven years, and consider whether there should be regular rotation of the audit firm itself.

4. Present its conclusions with respect to the independent auditor to the full board.

5. Set clear hiring policies for employees or former employees of the independent auditors.

6. On a regular basis, meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.

Compliance

1. Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

2. Establish procedures for: (i) The receipt, retention, and treatment of complaints received by the listed issuer regarding accounting, internal accounting controls, or auditing matters; and (ii) The confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters.

3. Review the findings of any examinations by regulatory agencies, and any auditor observations.

4. Review the process for communicating the code of conduct to company personnel, and for monitoring compliance therewith.

5. Obtain regular updates from management and company legal counsel regarding compliance matters.

Reporting Responsibilities

1. Regularly report to the board of directors about committee activities and issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, and the performance of the internal audit function.

2. Provide an open avenue of communication between internal audit, the external auditors, and the board of directors.

3. Report annually to the shareholders, describing the committee's composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

4. Review any other reports the Company issues that relate to committee responsibilities.

Other Responsibilities

1. Discuss with management the Company's major policies with respect to risk assessment and risk management.

2. Perform other activities related to this charter as requested by the board of directors.

3.   Institute and oversee special investigations as needed.

4. Review and assess the adequacy of the committee charter annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

5. Confirm annually that all responsibilities outlined in this charter have been carried out.

6. Evaluate the committee's and individual members' performance at least annually.

                                                                      Appendix B

                            CHAPARRAL RESOURCES, INC.
                     CORPORATE GOVERNANCE COMMITTEE CHARTER
                        (Approved as of August 11, 2003)


I.   Purpose

     The Corporate Governance Committee (the "Committee") is responsible for providing oversight on the broad range of issues surrounding the composition and operation of the Board of Directors (the "Board"), including identifying individuals qualified to become board members, recommending to the Board director nominees for the next annual meeting of shareholders, and recommending to the Board and overseeing the implementation of corporate governance guidelines. The Committee also provides assistance to the Board in the areas of committee membership selection, evaluation of the effectiveness of the Board and management, and ongoing consideration of developments in corporate governance practices. The committee's goal is to assure that the composition, practices, and operation of the Board contribute to value creation for and effective representation of the Company's shareholders.

II.  Composition

     The Committee shall consist of at least three directors, appointed by the Board at its annual meeting or at interim meetings when necessary to fill a vacancy or add a member in the Board's judgment. At least two Committee members shall, in the opinion of the Board, meet the independence and experience requirements of the American Stock Exchange (the "AMEX"), the Sarbanes-Oxley Act of 2002 ("SOX"), the rules of the Securities and Exchange Commission (the "SEC") and other applicable laws, rules and regulations as in effect from time to time. The Board shall appoint one or more members of the Committee as chair(s). He or she shall be responsible for leadership of the Committee assignments and reporting to the Board. The Committee may delegate such matters to subcommittees, as it deems appropriate. A Committee member (including the chair) may be removed at any time, with or without cause, by the Board. The Board may designate one or more directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee.

III. Meeting Requirements

     The Committee shall meet at least once each year or more frequently as it determines appropriate. The Committee shall meet at the call of its chair, preferably in conjunction with regular Board meetings or at the request of any Committee member. Any notice of meeting shall contain a proposed agenda of the matters to be considered by the Committee. The Committee may meet by telephone conference call or by any other means permitted by law or the Company's bylaws. A majority of members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. The Committee may act without a meeting by unanimous written consent of all members. The Committee shall determine its own rules and procedures, including designation of a chair pro tempore, in absence of chair(s), and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and take and prepare the minutes thereof. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

     The Committee, as it may determine to be appropriate, may meet in separate executive sessions or in confidence with other directors, the Chief Executive Officer of the Company and other employees of the Company, agents or representatives invited by the Committee.

     The Committee may ask members of the Company's management or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings and to provide such pertinent information as the Committee may request.

IV.  Committee Responsibilities

     In carrying out its oversight responsibilities, the Committee's policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so as to ensure the Company remains in compliance with applicable legal and regulatory requirements. The Committee shall have the following responsibilities in addition to matters that may be referred to it by the Board or which the Committee raises on its own initiative.

     Board Candidates and Nominees

     (a) Develop criteria for the selection of directors and oversee the process of screening and interviewing candidates for Board positions, including those recommended by shareholders and management; and

     (b) Subject to the terms of any shareholders (or similar) agreement to which the Company and/or its shareholders may be party to from time to time affecting the composition of the Board, propose to the Board nominees for election by the shareholders at the annual meeting of shareholders and prospective director candidates in the event of the resignation, death, removal or retirement of directors or a change in Board composition requirements.

     Board and Committees

     (a) Establish and review policies pertaining to size, composition and procedures of the Board and the roles and responsibilities of directors;

     (b) Determine and monitor whether or not each director and prospective director is an "independent director" within the meaning of the AMEX listing standards, SOX and any other laws, rules or regulations in effect from time to time and applicable to the Company and whether the Board and all committees meet the criteria for independent composition imposed by the AMEX listing standards or any other applicable laws, rules or regulations in effect from time to time;

     (c) Review and consider possible conflicts of interest that may arise between the Company and any director or officer; and

     (e) Review periodically the Board's committee structure and functioning and recommend to the Board the establishment of committees and directors to serve as members of each committee.

     Management Evaluation and Development

     (a) Consider the recommendations of the Chief Executive Officer for the appointment of executive officers;

     (b) Review, and develop where appropriate, the Company's management succession plans to help assure proper management planning; and

     (c) (i) Establish a procedure for evaluating the Chief Executive Officer's performance, (ii) annually evaluate such performance, and (iii) have the Committee chair review, after completion of the annual evaluation, with the Chief Executive Officer the results of the Committee's evaluation and to coordinate with the Compensation Committee of the Board regarding that evaluation for purposes of establishing the annual compensation of the Chief Executive Officer.

     Corporate Governance

     (a) Develop and recommend to the Board corporate governance guidelines, review the guidelines periodically (not less than annually, on a timetable to established by the Committee), and recommend changes as necessary in light of the Board's experience evolving corporate practices and regulatory requirements; and

     (b) Develop and recommend to the Board codes of conduct, business ethics and business practices, to reflect best practices and the requirements of AMEX listing standards, SOX and any other laws, rules or regulations in effect from time to time and applicable to the Company's experience, changes to the AMEX listing standards or any other applicable laws, rules or regulations in effect from time to time and evolving corporate practices.

     Reporting and Evaluation

     (a) Report the Committee's actions and recommendations to the Board after each Committee meeting; and

     (b) Evaluate its performance at least annually on a timetable to be established by the Committee and review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

V.   Investigations and Studies

     The Committee may conduct or authorize investigations into or studies of matters within the scope of the Committee's responsibilities as described above, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies. In this regard, the Committee has the authority to direct the Chief Executive Officer to provide such information regarding the Company's affairs and such assistance of the Company's staff and access to the Company's resources (including funding) as the Committee shall determine necessary to the accomplishment of its assigned responsibilities. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including the sole authority to negotiate and approve the fees and retention terms of such search firm.

VI.  Miscellaneous

     Nothing contained in this Charter is intended to expand applicable standards liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. Nothing in this Charter is intended to prelude or impair the protection provided in Section 141(e) or any other section of the General Corporation Laws of the State of Delaware for good faith reliance by members of the Committee on reports or other information provided by others. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill it responsibilities.

                                    CHAPARRAL
                            CHAPARRAL RESOURCES, INC.

                                   PROXY CARD
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints Natalie S. Hairston and Miguel C. Soto, either of them, jointly and severally, with power of substitution, to represent and to vote as designated all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Chaparral Resources, Inc., to be held October 16, 2003 at The Inter-Continental Hotel, 111 East 48th Street, New York, New York 10017, at 10:00 a.m., Eastern Daylight Time, or any adjournment thereof.

1.   Election of directors.

     a.   Askar Alshinbayev             d.   Peter G. Dilling
     b.   Alan D. Berlin                e.   John Duthie
     c.   Ian Connor                    f.   Nikolai D. Klinchev


            |_| FOR              |_| AGAINST             |_| ABSTAIN


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE THE NOMINEE'S NAME.

2. Ratification of the selection of Ernst & Young as Chaparral's independent auditors for the fiscal year ending December 31, 2003.

            |_| FOR              |_| AGAINST             |_| ABSTAIN

|_|  If you plan to attend the Annual Meeting, please check here.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES TO CHAPARRAL'S BOARD OF DIRECTORS AND FOR THE RATIFICATION OF ERNST & YOUNG AS CHAPARRAL'S INDEPENDENT AUDITORS.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

Please sign exactly as name appears hereon and date. If the shares are jointly held, each holder should sign. When signing as an attorney, executor, administrator, trustee, or as an officer signing for a corporation, please give full title under signature.

____________________________________                 Date: _______________

____________________________________                 Date: _______________
Signatures of Stockholder(s)



(PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE)